Exhibit 99.1

Media Contacts	Kate Freer
Senior Vice President of Marketing
P (800) 608-0809	(856) 382-4713
corcentric.com	kfreer@corcentric.com

Corcentric, a Leading B2B Network that Transforms How Companies Purchase, Pay, and Get Paid, to Become Publicly Listed Through a Business Combination with North Mountain Merger Corp.

•	Corcentric delivers an unmatched combination of cloud-based software, payments, and advisory services to enterprise and middle-market customers.

•	Corcentric’s proprietary B2B payments network is comprised of over 450,000 buyers and over 1.4 million suppliers and processes over $100 billion of transaction volume.

•	Corcentric and North Mountain to combine at a pro forma enterprise value of $1.2 billion.

•	Transaction to provide up to $182 million of gross proceeds, including a $50 million PIPE from investors including Wellington Management and Millais Limited, an affiliate of the Sponsor.

NEW YORK, NY and CHERRY HILL, NJ, December 10, 2021 – Corcentric, a leading provider of payments, accounts payable, and accounts receivable technology to enterprise and middle-market companies, and North Mountain Merger Corp. (NASDAQ: NMMC) (“NMMC” or “North Mountain”), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive agreement to consummate a business combination (the “Transaction”) that would result in Corcentric becoming a publicly listed company. Upon the closing of the Transaction, the combined entity (the “Company”) will be named Corcentric Inc. The Company is expected to have an implied pro forma enterprise value of approximately $1.2 billion at closing.

Founded in 1996, Corcentric is a leading provider of B2B commerce solutions for enterprise and middle-market businesses. Its comprehensive, end-to-end suite of Source-to-Pay and Order-to-Cash solutions combined with its proprietary B2B payments network empower customers to enable growth, optimize working capital, enhance visibility, and minimize risk. These solutions are delivered through a combination of cloud-based software, payments, and advisory services. Corcentric’s suite of solutions and its proprietary B2B payments network, comprising over 450,000 buyers and 1.4 million suppliers, processes over $100 billion in transaction volume annually.

Following the closing of the Transaction, the Corcentric executive management team will continue to be led by Founder and Chief Executive Officer Douglas Clark and President and Chief Operating Officer Matthew Clark. Thomas Sabol will serve as Chief Financial Officer and Mark Joyce will serve as the Company’s Executive Vice President and Chief Accounting Officer.

“We are immensely proud of Corcentric’s accomplishments since our founding 25 years ago, and we are excited to lead the next stage of development alongside the North Mountain team. We believe there is significant runway for growth opportunities within our existing customer base as well as through untapped opportunities such as new customer wins, new product innovation, international expansion, and strategic acquisitions,” said Douglas W. Clark, Founder, Chairman, and CEO of Corcentric.

“Corcentric’s ability to demonstrate consistent growth and high levels of profitability represents an exciting investment opportunity. Doug and his team have developed a leading B2B commerce platform focused on transforming how businesses purchase, pay, and get paid. We look forward to partnering with Corcentric’s management team at this exciting inflection point in the company’s growth,” said Chuck Bernicker, CEO of North Mountain.

Transaction Overview

The Transaction implies a pro forma enterprise value of the combined company of approximately $1.2 billion, representing an 8.1x multiple to 2022 expected adjusted revenue of $149 million. The Transaction is expected to deliver approximately $182 million in gross proceeds, comprising NMMC’s approximately $132 million of cash held in trust (assuming no redemptions) and $50 million of fully committed PIPE financing from anchor investors, including Wellington Management and Millais Limited, an affiliate of the Sponsor. Under the terms of the Transaction, Corcentric’s existing shareholders will convert their ownership stakes into equity of the combined company and are expected to own approximately 81% of the post-combination company immediately following the closing of the transaction. Bregal Sagemount, a prominent growth equity firm, will continue as a shareholder of Corcentric. In addition, existing Corcentric equity holders have the potential to receive an earnout of additional shares of common stock of the Company, if certain stock price targets are met as set forth in the definitive merger agreement.

The Transaction has been unanimously approved by the Boards of Directors of both Corcentric and North Mountain. The Transaction, which is expected to close in the second quarter of 2022, will require the approval of the stockholders of both Corcentric and North Mountain and is subject to other customary closing conditions, including the receipt of requisite regulatory approvals.

Additional information about the proposed Transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by North Mountain with the Securities and Exchange Commission (“SEC”) and will be available at www.sec.gov. In addition, NMMC intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus of NMMC, and will file other documents regarding the proposed transaction with the SEC.

Advisors

J.P. Morgan Securities LLC is acting as financial advisor and capital markets advisor, William Blair is acting as financial advisor, and Kirkland & Ellis LLP is acting as legal counsel to Corcentric. Citi is acting as capital markets advisor and Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal counsel to North Mountain. J.P. Morgan Securities LLC and Citi are acting as lead placement agents to North Mountain on the PIPE, William Blair is acting as co-placement agent to North Mountain on the PIPE, and Mayer Brown LLP is acting as legal counsel to the placement agents with respect to the PIPE.

Conference Call Information

Corcentric and North Mountain will host a joint investor conference call to discuss the proposed Transaction and review the investor presentation today, December 10, 2021, at 8:30 a.m. Eastern time. For those who wish to participate, the domestic toll-free access number is (877) 407-9716 and the international toll-free access number is (201) 493-6779. Once connected with the operator, please provide the Conference ID number of 13725603.

A live webcast of the conference call and associated presentation materials will be accessible on North Mountain’s website at https://northmountainmerger.com and on Corcentric’s investor relations page at https://www.corcentric.com/investors. A replay of the conference call will be available after completion of the conference call and can be accessed on the investor relations pages.

About Corcentric

Corcentric is a leading provider of payments, accounts payable, and accounts receivable technology to enterprise and middle-market companies. Corcentric delivers software, advisory services, and payments focused on reducing costs, optimizing working capital, and unlocking revenue. To learn more, please visit www.corcentric.com.

About North Mountain Merger Corp.

North Mountain Merger Corp. is a special purpose acquisition company (or SPAC) which raised $132.25 million in its IPO in September 2020 and is listed on the Nasdaq Capital Market (NASDAQ: NMMC). North Mountain Merger Corp. was founded to pursue an initial business combination, with a specific focus on businesses in the financial technology segment of the broader financial services industry. For more information, please visit www.northmountainmerger.com.

About Bregal Sagemount

Bregal Sagemount is a growth-focused private capital firm with $4 billion in committed capital. The firm provides flexible capital and strategic assistance to market-leading companies in high-growth sectors across a wide variety of transaction situations. Bregal Sagemount invests $15 million to $400 million per transaction into targeted sectors, including software, digital infrastructure, healthcare IT/services, business and consumer services, and financial technology/specialty finance. For more information, please visit www.sagemount.com.

Forward-Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Transaction, the estimated or anticipated future results and benefits of the combined company following the Transaction, including the likelihood and ability of the parties to successfully consummate the Transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of North Mountain’s and Corcentric’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of North Mountain and Corcentric. These statements are subject to a number of risks and uncertainties regarding Corcentric’s businesses and the Transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, ability to meet the closing conditions to the Transaction, including approval by stockholders of North Mountain and Corcentric on the expected terms and schedule and the risk that regulatory approvals required for the Transaction are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the Transaction; failure to realize the benefits expected from the proposed Transaction; a decline in the price of our securities following the Transaction if it fails to meet the expectations of investors or securities analysts; the amount of redemption requests made by North Mountain’s public stockholders; the ability of North Mountain or the combined company to issue equity or equity-linked securities in connection with the Transaction or in the future; the effects of pending and future legislation; risks related to disruption of management time from ongoing business operations due to the proposed Transaction; business disruption following the Transaction; risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of North Mountain and Corcentric; risks related to North Mountain’s or Corcentric’s indebtedness; other consequences associated with mergers, acquisitions, and divestitures and legislative and regulatory actions and reforms; Corcentric’s ability to maintain its current rate of growth; adjusting Corcentric’s cost structure to quickly reflect changes in revenues; maintenance and renewal of customer contracts and subscriptions; competition in the software and payments solutions industries; Corcentric’s ability to raise additional capital; reliance on Corcentric’s relationships with service providers and suppliers; the successful integration of potential targets, products, or technologies; Corcentric’s ability to improve its operational, financial, and management controls; Corcentric’s failure to offer high-quality customer support; Corcentric’s ability to maintain its revenues and margins while offering discounts for its private commerce network buyers and suppliers; Corcentric’s failure to maintain and enhance awareness of its brand; Corcentric’s failure to maintain contracts with private commerce network solutions buyers and suppliers; increased costs associated with being a public company; the unpredictable sales cycles of Corcentric’s end markets; risks associated with Corcentric’s brokerage activities as sellers of capital equipment; cybersecurity incidents; ability to prevent fraudulent activities by Corcentric’s customers, employees, or other third parties; potential interruptions or delays in third-party services; protection of proprietary rights; intellectual property infringement, data protection, and other losses; compliance with federal, state, and local laws as well as statutory and regulatory requirements; risks of implementing controls and procedures required for public companies following the Transaction; and the ability of Corcentric or the combined Company to issue equity or equity-linked securities with the proposed business combination or in the future; and those factors discussed in North Mountain’s Form 10-K/A  for the year ended December 31, 2020, under Risk Factors in Part I, Item 1A and other documents of North Mountain filed, or to be filed, with the SEC.

If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that North Mountain or Corcentric presently do not know or that North Mountain or Corcentric currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide North Mountain’s and Corcentric’s expectations, plans, or forecasts of future events and views as of the date of this communication. North Mountain and Corcentric anticipate that subsequent events and developments will cause their assessments to change. However, while North Mountain or Corcentric may elect to update these forward-looking statements at some point in the future, North Mountain and Corcentric specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing North Mountain’s or Corcentric’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Additional Information and Where to Find It

In connection with the contemplated Transaction, North Mountain intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus, with the SEC. Additionally, North Mountain will file other relevant materials with the SEC in connection with the Transaction. A definitive proxy statement/final prospectus will also be sent to the stockholders of North Mountain, seeking any required stockholder approval. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus, or any other document that North Mountain will send to its stockholders. Before making any voting or investment decision, investors and security holders of North Mountain are urged to carefully read the entire Registration Statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC as well as any amendments or supplements to these documents, because they will contain important information about the transaction. Stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by North Mountain may be obtained free of charge from North Mountain at www.nmmergercorp.com. Alternatively, these documents, when available, can be obtained free of charge from North Mountain upon written request to North Mountain Merger Corp., 767 Fifth Avenue, 9th Floor, New York, NY, 10153, ATTN: Secretary, or by calling (646) 446-2700. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

North Mountain, North Mountain’s sponsor, Corcentric and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of North Mountain, in connection with the proposed Transaction. Information regarding North Mountain’s directors and executive officers is contained in North Mountain’s Annual Report on Form 10-K/A for the year ended December 31, 2020, and its Quarterly Report on Form 10-Q for the quarterly period September 30, 2021, which are filed with the SEC. Additional information regarding the interests of those participants, the directors and executive officers of Corcentric and other persons who may be deemed participants in the Transaction may be obtained by reading the Registration Statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described above.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Transaction. This press release shall also not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale, issuance, or transfer of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Investor Contact for Corcentric
Ankit Hira or Ed Yuen
Solebury Trout for Corcentric
ir@corcentric.com
(800) 846-6166

Media Contact for Corcentric
Kate Freer
Senior Vice President of Marketing
(856) 382-4713
kfreer@corcentric.com

Contact for North Mountain Merger Corp.
Charles B. Bernicker
(646) 446-2700